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                          SECURITIES AND EXCHANGE COMMISSION


                                Washington, D.C. 20549


                                       FORM 8-K


                                    CURRENT REPORT



                            Pursuant to Section 13 of the
                           Securities Exchange Act of 1934


           Date of Report (Date of earliest event reported) - April 8, 1998



                                FOREST OIL CORPORATION
                (Exact name of registrant as specified in its charter)


    New York                          0-4597                    25-0484900
(State or other juris-             (Commission                (IRS Employer
diction of incorporation)          file number)             Identification No.)


            2200 Colorado State Building, 1600 Broadway, Denver, CO 80202
              (Address of principal executive offices)        (Zip Code)

          Registrant's telephone number, including area code: (303) 812-1400


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ITEM 5.  OTHER EVENTS

          For information concerning this item, please refer to Exhibit 99.1 hereto, which is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENT AND EXHIBITS

          (c)  Exhibits

               (99.1)    Purchase and Sale Agreement by and between Forest Oil
          Corporation and The Anschutz Corporation dated April 6, 1998.

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             FOREST OIL CORPORATION
                                                 (Registrant)


Dated: April 9, 1998                         By:  /s/ Daniel L. McNamara
                                             -----------------------------------
                                                  Daniel L. McNamara
                                                  Secretary




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